UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 7, 2013

Castle Brands Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-32849	41-2103550
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 East 42nd Street, Suite 4700, New York, New York		10168
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(646) 356-0200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 7, 2013, Castle Brands Inc., a Florida corporation (the "Company"), and its wholly-owned subsidiary, Castle Brands (USA) Corp., a Delaware corporation ("CB-USA"), entered into a Third Amendment (the "Amendment") to that certain Loan and Security Agreement (as amended, the "Loan Agreement"), dated August 19, 2011, with Keltic Financial Partners II, LP, a Delaware limited partnership ("Keltic"), in order to amend certain terms of the Company’s existing $8,000,000 revolving facility (the "Facility") and $2,500,000 term loan to finance the purchase of aged whiskies (the "Bourbon Term Loan") with Keltic.

The Amendment modifies certain aspects of the borrowing base calculation and covenants with respect to the Facility and permits the Company to make regularly scheduled payments of principal and interest and voluntary prepayments on the Junior Loan (as defined below), subject to certain conditions set forth in the Amendment. In addition, the Amendment provides the Company and CB-USA with the ability to increase the maximum aggregate principal amount of the Bourbon Term Loan from $2,500,000 to up to $4,000,000 following the identification of junior participants to purchase a portion of the increased Bourbon Term Loan amount. The Company and CB-USA paid Keltic an aggregate $25,000 amendment fee in connection with the execution of the Amendment.

In connection with the Amendment, the Company and CB-USA entered into the following ancillary agreements with Keltic: (i) a Reaffirmation Agreement ("Reaffirmation Agreement") with certain officers of the Company and CB-USA, including John Glover, the Company’s Chief Operating Officer, T. Kelley Spillane, the Company’s Senior Vice President - Global Sales, and Alfred Small, the Company’s Senior Vice President, Chief Financial Officer, Secretary & Treasurer, which reaffirms the existing Validity and Support Agreements by and among each officer, the Company, CB-USA and Keltic; and (ii) an Amended and Restated Term Note ("Term Note").

Also in connection with the Amendment, Keltic entered into an amended and restated participation agreement with certain related parties of the Company as junior participants, including Frost Gamma Investments Trust, an entity affiliated with Phillip Frost, M.D., a director and principal shareholder of the Company, Mark E. Andrews, III, a director of the Company and the Company’s Chairman, and an affiliate of Richard J. Lampen, a director of the Company and the Company’s President and Chief Executive Officer, to allow for the sale of participation interests in the additional tranches of the Bourbon Term Loan, if any. The amended and restated participation agreement provides that additional tranches of the Bourbon Term Loan, if any, are to be funded in increments of $500,000 and that Keltic will fund 15% of each tranche. Neither the Company nor CB-USA is a party to the amended and restated participation agreement.

Also on August 7, 2013, the Company entered into a Loan Agreement (the "Junior Loan Agreement"), by and between the Company and the lending parties set forth on the signature pages attached thereto (the "Junior Lenders"), which provides for an aggregate $1,250,000 unsecured loan (the "Junior Loan") to the Company. The Junior Loan bears interest at a rate of 11% per annum, payable quarterly in arrears commencing November 1, 2013, and matures on October 15, 2015. The Junior Loan may be prepaid in whole or in part at any time without penalty or premium but with payment of accrued interest to the date of prepayment. The Junior Loan Agreement contains customary events of default, which, if uncured, entitle each Junior Lender to accelerate the due date of the unpaid principal amount of, and all accrued and unpaid interest on, the portion of the Junior Loan made by such Junior Lender. The Junior Loan Agreement provides for a funding fee of 2% per annum on the then outstanding Junior Loan balance (pro-rated for any period of less than one year), payable pro rata among the Junior Lenders on the date of the Junior Loan Agreement and on the first and second anniversaries thereof. The Junior Lenders include Frost Gamma Investments Trust, Mark E. Andrews, III and an affiliate of Richard J. Lampen. In connection with the Junior Loan Agreement, the Junior Lenders entered into a subordination agreement with Keltic; neither the Company nor CB-USA is a party to the subordination agreement.

The foregoing summary is qualified in its entirety by reference to the text of the Amendment, Term Note, Reaffirmation Agreement and Junior Loan Agreement attached hereto as exhibits and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The Board of Directors of Castle Brands Inc. ("Company") has formed a Strategic Review Committee ("Committee"). The Committee is comprised of Sergio Zyman, Chair, and Richard J. Lampen. The Committee, together with management, will undertake a strategic planning process to (i) critically review the Company's business and (ii) identify the steps and initiatives that can be taken to accelerate the Company's growth. The Committee, upon completion of its review, will present the results of the strategic planning process to the full Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as exhibits to this Report on Form 8-K:
4.1 Third Amendment to Loan and Security Agreement, dated as of August 7, 2013, by and among Keltic Financial Partners II, LP, the Company and Castle Brands (USA) Corp.
4.2 Amended and Restated Term Note, dated as of August 7, 2013, in favor of Keltic Financial Partners II, LP.
4.3 Loan Agreement, dated as of August 7, 2013, by and between the Company and the lending parties thereto, including the form of promissory note attached as Exhibit B thereto.
10.1 Reaffirmation Agreement, dated as of August 7, 2013, by and among Keltic Financial Partners II, LP, the Company, Castle Brands (USA) Corp. and the officers signatory thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castle Brands Inc.

August 9, 2013	By:	/s/ Alfred J. Small

Name: Alfred J. Small
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.1	Third Amendment to Loan and Security Agreement, dated as of August 7, 2013, by and among Keltic Financial Partners II, LP, the Company and Castle Brands (USA) Corp.
4.2	Amended and Restated Term Note, dated as of August 7, 2013, in favor of Keltic Financial Partners II, LP.
4.3	Loan Agreement, dated as of August 7, 2013, by and between the Company and the lending parties thereto, including the form of promissory note attached as Exhibit B thereto.
10.1	Reaffirmation Agreement, dated as of August 7, 2013, by and among Keltic Financial Partners II, LP, the Company, Castle Brands (USA) Corp. and the officers signatory thereto.